                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                 March 22, 2004
                Date of Report (Date of Earliest Event Reported)

                       SEQUOIA RESIDENTIAL FUNDING, INC.

                    (as Depositor of Sequoia Mortgage Trust
                     8, the Issuer of Mortgage Pass-Through
                   Certificates under a Pooling and Servicing
                       Agreement dated as of July 1, 2002)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                      333-90772                     35-2170972
   --------                      ---------                     ----------
(State or Other                 (Commission                  (I.R.S. Employer
Jurisdiction of                 File Number)                Identification No.)
Incorporation)

              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

             591 Redwood Highway, Suite 3160, Mill Valley, CA 94941
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 8 (the "Certificates").

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, March 22, 2004.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 2, 2004

                                        SEQUOIA RESIDENTIAL FUNDING, INC.

                                         By: /s/ Harold F. Zagunis
                                            ------------------------------------
                                            Harold F. Zagunis
                                            Chief Financial Officer, Treasurer
                                            and Secretary

                                 EXHIBIT INDEX

Exhibit Number                                                                     Page Number
--------------                                                                     -----------
10.1             Monthly Payment Date Statement relating to the distribution to
                 Certificateholders, March 22, 2004............................         5